Exhibit 4.1

AMENDED AND RESTATED

TRUST AGREEMENT

among

IndyMac Bank, F.S.B.

as Seller,

IndyMac ABS, Inc.

as Depositor,

and

Wilmington Trust Company,

as Owner Trustee

Dated as of December 22, 2004

INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1

IndyMac Residential Asset-Backed Notes, Series 2004-LH1

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     AMENDED AND RESTATED TRUST AGREEMENT, dated as of December 22, 2004, among IndyMac Bank, F.S.B., as seller (the “Seller”), IndyMac ABS, Inc., as depositor (the “Depositor”), and Wilmington Trust Company, a Delaware banking corporation, acting hereunder not in its individual capacity but solely as owner trustee (the “Owner Trustee”).

     WHEREAS, the Seller, the Depositor and the Owner Trustee entered into a Trust Agreement (the “Original Trust Agreement”), dated as of December 14, 2004, and filed with the Secretary of State of the State of Delaware a Certificate of Trust on December 22, 2004, creating IndyMac Residential Asset-Backed Trust, Series 2004-LH1 (the “Trust”); and

     WHEREAS, the Seller, the Depositor and the Owner Trustee desire to enter into this Amended and Restated Trust Agreement in order to amend and restate in its entirety the Original Trust Agreement and to provide for the operation of the Trust upon the terms and conditions more particularly set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby amend and restate in its entirety the Original Trust Agreement and agree as follows:

ARTICLE I DEFINITIONS

     Section 1.1 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

     Administration Agreement: The Administration Agreement, dated December 22, 2004, among the Trust, IndyMac Bank, F.S.B., as Administrator, and Deutsche Bank National Trust Company, as Indenture Trustee and Bond Administrator.

     Administrator: IndyMac Bank, F.S.B., a federal savings bank, and its successors and assigns.

     Auction Administration Agreement: The Auction Administration Agreement, dated December 22, 2004, among the Trust, Lehman Brothers Inc., as auction administrator, and Deutsche Bank National Trust Company, as Indenture Trustee and auction paying agent.

     Auction Proceeds Account: As defined in the Sale and Servicing Agreement.

     Agreement: This Amended and Restated Trust Agreement, as the same may be amended and supplemented from time to time.

     Bankruptcy Action: As defined in Section 4.1.

     Bond Administrator: Deutsche Bank National Trust Company, a national banking association, and its successors and assigns.

     Certificate of Trust: The Certificate of Trust in the form of Exhibit A filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Act.

     Certificate Register and Certificate Registrar: The register which provides for the registration of the Certificates and the registration of transfers of Certificates, which shall be maintained by the Indenture Trustee, as Certificate Registrar.

     Certificateholders or Holders: The Class B Certificateholders, the Class O Certificateholders and the holder of the Transferor Certificate.

     Certificates: The Class B Certificates, the Class O Certificates and the Transferor Certificate.

     Class: Collectively, Certificates which have the same priority of payment and bear the same Class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

     Class A Notes: Any Class A Note executed by the Trust and authenticated by the Indenture Trustee pursuant to the Indenture.

     Class B Certificate: Any Class B-1 Certificate or Class B-2 Certificate.

     Class B-1 Certificate: Any Class B-1 Certificate executed by the Trust and authenticated by the Certificate Registrar, substantially in the form set forth in Exhibit D-1.

     Class B-2 Certificate: Any Class B-2 Certificate executed by the Trust and authenticated by the Certificate Registrar, substantially in the form set forth in Exhibit D-2.

     Class B-1 Certificateholder or Holder: Any owner of the Class B-1 Certificates, as shown on the Certificate Register.

     Class B-2 Certificateholder or Holder: Any owner of the Class B-2 Certificates, as shown on the Certificate Register.

     Class O Certificate: Any Class O Certificate executed by the Trust and authenticated by the Certificate Registrar, substantially in the form set forth in Exhibit E.

     Class O Certificateholder or Holder: Any owner of the Class O Certificates, as shown on the Certificate Register.

     Code: The Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

     Corporate Trust Office: With respect to (i) the Owner Trustee, the principal office of the Owner Trustee at which at any particular time its corporate business shall be administered, which office on the Closing Date is located at Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration; or (ii) the

Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate business shall be administered, which office on the Closing Date is located at 1761 East Saint Andrew Place, Santa Ana, California 92705-4934, Attention: Trust Administration—IN04H4.

     Depositor: IndyMac ABS Inc., a Delaware corporation, and its successors and assigns.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Expenses: As defined in Section 8.2.

     Indemnified Parties: As defined in Section 8.2.

     Indenture: The Indenture, dated as of December 22, 2004, between the Trust and the Indenture Trustee.

     Indenture Trustee: Deutsche Bank National Trust Company, a national banking association as Indenture Trustee under the Indenture or any successor indenture trustee under the Indenture appointed in accordance with such agreement.

     Insurance and Indemnity Agreement: The Insurance and Indemnity Agreement, dated as of December 22, 2004, among the Insurer, the Trust, the Depositor, the Indenture Trustee, the Seller and the Servicer.

     Insurer: Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation, and its successors and assigns.

     Mortgage Loan: As defined in the Sale and Servicing Agreement.

     Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of December 1, 2004, between the Seller and the Depositor.

     Non-U.S. Person: Any Person other than (i) a citizen or resident of the United States, (ii) an entity treated for United States federal income tax purposes as a corporation or partnership created or organized in or under the laws of the United States or any state thereof, including the District of Columbia (unless, in the case of an entity treated as a partnership, Treasury regulations provide otherwise), (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income, (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust, or (v) certain trusts in existence on August 20, 1996 and treated as United States persons on such date that elect to continue to be so treated.

     Note Insurance Policy: The financial guaranty insurance policy (No. AB0851BE) with respect to the Class A Notes and all endorsements thereto, if any, dated the Closing Date, issued by the Insurer for the benefit of the Holders of the Class A Notes.

     Original Trust Agreement: As defined in the recitals hereof.

     Owner Trust Estate: The contribution of $1 referred to in Section 2.5 and the Trust Estate.

     Owner Trustee: Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor owner trustee hereunder.

     Payment Account: As defined in the Sale and Servicing Agreement.

     Paying Agent: Means any paying agent or co-paying agent appointed pursuant to Section 3.8 and shall initially be the Indenture Trustee.

     Percentage Interest: As to any Class B or Class O Certificate and any date of determination, the percentage obtained by dividing the principal denomination of such Certificate by the aggregate of the principal denominations of all Certificates of the same Class.

     Plan: An “employee benefit plan” within the meaning of Section 3(3) of ERISA.

     Prospective Transferor or Prospective Transferee: Any prospective purchaser or prospective transferee of the Transferor Interest.

     Rating Agencies: As defined in the Sale and Servicing Agreement.

     Revolving Period Funding Account: As defined in the Sale and Servicing Agreement.

     Sale and Servicing Agreement: The Sale and Servicing Agreement dated as of December 1, 2004, among the Depositor, the Trust, the Servicer, the Seller and the Indenture Trustee.

     Secretary of State: The Secretary of State of the State of Delaware.

     Securities Act: As defined in Section 3.4(b).

     Seller: IndyMac Bank, F.S.B., a federal savings bank, and its successors and assigns.

     Servicer: IndyMac Bank, F.S.B., a federal savings bank, as Servicer, or any successor servicer appointed pursuant to the Sale and Servicing Agreement.

     Statutory Trust Act: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., as the same may be amended from time to time.

     Transaction Documents: Each of this Agreement, the Insurance and Indemnity Agreement, the Administration Agreement, the Auction Administration Agreement and the Indenture and the Sale and Servicing Agreement.

     Transferor: The owner of the Transferor Interest and the Transferor Certificate as shown on the Certificate Register. The initial owner of the Transferor Interest and the Transferor Certificate as shown on the Certificate Register is IndyMac ABS, Inc.

     Transferor Certificate: The Certificate evidencing the Transferor Interest and executed by the Trust and authenticated by the Certificate Registrar, substantially in the form of Exhibit C.

     Transferor Interest: As defined in Section 3.2.

     Treasury Regulations: Regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     Trust: IndyMac Residential Asset-Backed Trust, Series 2004-LH1, the Delaware statutory trust created pursuant to this Agreement.

     Trust Estate: The assets subject to the Mortgage Loan Purchase Agreement, the Sale and Servicing Agreement, this Agreement and the Indenture, assigned to the Indenture Trustee pursuant to the Indenture, which assets consist of: (i) each Mortgage Loan listed on the Mortgage Loan Schedule on the Closing Date and the related Mortgage File (including the related Mortgage Note and Mortgage), including its Cut-Off Date Principal Balance (including all rights of the Depositor pursuant to the Mortgage Loan Purchase Agreement to purchase Additional Balances with respect to HELOCs resulting from Draws made pursuant to the related Mortgage Note prior to the termination of this Agreement) and all related collections in respect of interest and principal received after the Cut-Off Date; (ii) related property that secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its rights under any related insurance policies maintained in respect of the Mortgage Loans (including any hazard, flood or title insurance proceeds); (iv) the Collection Account, the Payment Account, the Auction Proceeds Account, the Revolving Period Funding Account and all funds and other property on deposit from time to time therein; (v) all other assets included or to be included in the Trust for the benefit of the Class A Noteholders, the Certificateholders and the Insurer.

     Underwriter: Lehman Brothers Inc.

     Section 1.2 Other Definitional Provisions.

          (a)      Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

          (b)      All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c)      As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (d)      The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

          (e)      The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (f)      Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II ORGANIZATION

     Section 2.1 Name. The Trust continued hereby shall be known as “IndyMac Residential Asset-Backed Trust, Series 2004-LH1,” in which name the Owner Trustee may conduct the business of the Trust and make and execute contracts and other instruments on behalf of the Trust and the Trust may sue and be sued.

     Section 2.2 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Certificateholders.

     Section 2.3 Purposes and Powers.

          (a)      The purpose of the Trust is to engage in the following activities:

     (i)      to issue the Class A Notes pursuant to the Indenture and the Certificates pursuant to this Agreement and to sell such Class A Notes and Certificates;

     (ii)      with the proceeds of the sale of the Class A Notes and the Certificates, to fund start-up and transactional expenses of the Trust and to pay the balance to the Depositor, or at the direction of the Depositor, to pay the Seller, as its interests may appear pursuant to the Mortgage Loan Purchase Agreement;

     (iii)      to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Transferor pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

     (iv)      to enter into and perform its obligations under the Transaction Documents to which it is to be a party;

     (v)      to engage in those activities, including executing agreements, instruments and certificates, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

     (vi)      subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Class A Noteholders and the Certificateholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Transaction Documents.

     Section 2.4 Appointment of Owner Trustee. The Depositor has appointed the Owner Trustee as trustee of the Trust, to have all the rights, powers and duties set forth herein.

     Section 2.5 Initial Capital Contribution of Owner Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Payment Account. The Seller shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

     Section 2.6 Declaration of Trust; Fiscal Year.

          (a)      The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Transferor, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Act and that this Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a security arrangement, with the assets of the Trust being the Owner Trust Estate and the Transferor being the owner of the Transferor Interest. None of the Owner Trustee, the Transferor, the Seller or the Depositor will make an affirmative election on Internal Revenue Service Form 8832 to have the Trust taxed as a corporation for federal income tax purposes. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms, if any, consistent with the characterization of the Trust as provided in the preceding sentence for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Act with respect to accomplishing the purposes of the Trust. The Owner Trustee has filed the Certificate of Trust with the Secretary of State.

          (b)      The Trust’s fiscal year will be January 1st to December 31st.

     Section 2.7 Title to Trust Property.

          (a)      Subject to the Indenture, legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-owner trustee and/or a separate trustee, as the case may be.

          (b)      Neither the Transferor nor any other Certificateholders shall have legal title to any part of the Owner Trust Estate. No transfer by operation of law or otherwise of any interest of the Transferor shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Owner Trust Estate.

     Section 2.8 Situs of Trust. The Trust will be located in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of California, the State of Delaware or the State of New York. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in the State of California, the State of Delaware or the State of New York, and payments will be made by the Trust only from the State of California, the State of Delaware or the State of New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

     Section 2.9 Representations and Warranties of the Depositor.

     The Depositor hereby represents and warrants to the Owner Trustee, the Certificateholders and the Insurer that:

          (a)      The Depositor is a Delaware corporation validly existing and in good standing. The Depositor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Depositor; this Agreement evidences the valid, binding and enforceable obligation of the Depositor; and all requisite action has been taken by the Depositor to make this Agreement valid, binding and enforceable upon the Depositor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

          (b)      The consummation of the transactions contemplated by this Agreement will not result in (i) the breach of any terms or provisions of the Depositor’s certificate of incorporation or bylaws, (ii) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Depositor, or its property is subject, or (iii) the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its respective property is subject.

          (c)      To the Depositor’s best knowledge, it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          (d)      To the Depositor’s best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

          (e)      It shall not, for any reason, withdraw or attempt to withdraw from this Agreement, dissolve, institute proceedings for it to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

     Section 2.10 Federal Income Tax Treatment. For United States federal income tax purposes, the parties hereto intend that, so long as the entire beneficial interest in all the Certificates is owned by the same person, the Trust will be treated as a business entity that is disregarded as an entity separate from such person. In the event that the beneficial interest in the Certificates is owned by more than one person, the parties hereto agree (and any owner of a beneficial interest in the Certificates is deemed by the acceptance of such interest to agree) to treat the Trust as a partnership in which the Certificates represent partnership interests.

ARTICLE III TRANSFEROR INTEREST AND CERTIFICATES

     Section 3.1 Initial Ownership. Upon the formation of the Trust through the contribution by the Depositor pursuant to Section 2.5, the Transferor and the holders of the Class B Certificates and the Class O Certificates shall collectively be the sole beneficial owners of the Trust.

     Section 3.2 The Transferor Interest. The Transferor Interest (as defined below) shall represent the entire beneficial ownership interest in the assets of the Trust Estate not represented by the Class B Certificates and Class O Certificates, subject to the debt represented by the Class A Notes (the “Transferor Interest”).

     Upon the completion of a transfer in accordance with the terms and conditions of this Article III, a transferee of the Transferor Interest shall become the Transferor, and shall be entitled to the rights and subject to the obligations of the Transferor hereunder, upon such transferee’s acceptance of the Transferor Interest and upon such transfer being duly registered in such transferee’s name pursuant to Section 3.4.

     Section 3.3 The Certificates. The Certificates shall be substantially in the forms attached hereto as Exhibits C, D-1, D-2 and E, as applicable. The Class B and Class O Certificates shall be issuable in registered form, in the minimum denomination of $100,000, and integral multiples of $1,000 in excess thereof. The Transferor Interest shall be certificated, issued in registered form, and represented by the Transferor Certificate. The holders of the Certificates shall be entitled to receive distributions in the amounts, at the times, and in the manner set forth in the Sale and Servicing Agreement.

     The Certificates shall be executed by manual or facsimile signature by a Responsible Officer of the Owner Trustee on behalf of the Trust upon the written order of the Depositor. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Owner Trustee shall bind the Owner Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such certificate a Certificate of Authentication in the form provided herein, executed by the Certificate Registrar initially upon the written direction of the Depositor by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Owner Trustee shall execute and the Certificate Registrar shall authenticate the Certificates.

     Section 3.4 Registration of Transfer and Exchange of Certificates.

          (a)      The Owner Trustee hereby appoints the Indenture Trustee as Certificate Registrar under this Agreement. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.7, a Certificate Register. Subject to the provisions of subsection (b) below and to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Register shall provide for the registration of the Certificates and of transfer and exchange of the Certificates as herein provided. The Certificate Registrar shall be entitled to all of the privileges, rights, immunities, benefits and protections afforded to the Indenture Trustee pursuant to the Indenture.

     At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate percentage interest upon surrender of the Certificates to be exchanged at the office or agency of the Certificate Registrar. Whenever any Certificates are so surrendered for exchange, the Owner Trustee shall execute, and the Certificate Registrar shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the holder thereof or his attorney duly authorized in writing.

     No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

     All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with the Certificate Registrar’s customary procedures.

          (b)      No transfer of any Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and such state securities laws. In the event that a transfer is to be made, a written certification in the following form (which may be in the form of the Transfer Certificate set forth as Exhibit B hereto) shall be delivered to the Certificate Registrar by the Certificateholder desiring to effect such transfer certifying in its reasonable belief, that:

     (i)      Such Person is (A) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, and is aware that the seller of such Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, (B) an “accredited investor” as defined in Rule 501(a) under the Securities Act , or (C) a Person involved in the organization or operation of the Trust or an affiliate of such

Person within the meaning of Rule 3a-7 of the 1940 Act, as amended (including, but not limited to, the Depositor).

     (ii)      Such Person understands that such Certificate has not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller reasonably believes is (A) a “qualified institutional buyer,” (B) “an accredited investor” or (C) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in each case in a transaction meeting the requirements of Rule 144A under the Securities Act or that is otherwise exempt from registration under the Securities Act and in accordance with any applicable securities laws of any state of the United States.

No transfer of a Certificate shall be made unless the Certificate Registrar shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar and the Owner Trustee, to the effect that such transferee is not a Plan or a Person acquiring such Certificate for, on behalf of or with the assets of, any such Plan (a “Benefit Plan Investor”), which representation letter shall not be an expense of the Owner Trustee, the Certificate Registrar or the Trust or (ii) in the case of any Certificate presented for registration in the name of a Benefit Plan Investor without a representation as required above, an Opinion of Counsel satisfactory to the Owner Trustee and the Certificate Registrar to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Owner Trustee, the Certificate Registrar, the Depositor, the Seller or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust. In the event that a representation is violated, or any attempt to transfer a Certificate to a Benefit Plan Investor is attempted without the delivery to the Certificate Registrar of the Opinion of Counsel described above, the attempted transfer or acquisition of such Certificate shall be void and of no effect.

To the extent permitted under applicable law (including, but not limited to, ERISA), neither the Owner Trustee nor the Certificate Registrar shall be under any liability to any Person for any registration of transfer of any Certificate that is in fact not permitted by this Section 3.4 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.

          (c)      It is the intention of the parties hereto that at all times the Trust is in existence, a 100% Percentage Interest in each of the Transferor Certificate, the Class O Certificates and the Class B Certificates be held at all times by a single member of the IndyMac Affiliated Group. Any pledge or transfer of any interest in any of the Transferor Certificate, the Class O Certificates or the Class B Certificates (whether to another member of the IndyMac Affiliated Group or otherwise) other than a transfer of the entire beneficial interest in all the Certificates from one member to another member of the IndyMac Affiliated Group is prohibited, unless, at the time of such transfer, the transferor, at the transferor’s expense, provides an Opinion of Counsel to the Owner Trustee, the Certificate Registrar and the Insurer (if the Class

A Notes remain outstanding at such time) to the effect that the pledge or transfer will not (i) cause the Trust to be treated for federal income tax purposes as an association or publicly traded partnership taxable as a corporation or as a taxable mortgage pool, or (ii) jeopardize the status of the Class A Notes as debt for all purposes. Any attempted or purported pledge or transfer in violation of this Section 3.4(c) shall be absolutely null and void and shall vest no rights in the purported transferee.

     Section 3.5 Persons Deemed Owners. The Servicer, the Seller, the Depositor, the Certificate Registrar and the Owner Trustee and any agent of the foregoing Persons may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Servicer, the Seller, the Depositor, the Certificate Registrar, the Owner Trustee, nor any agent of such Persons shall be affected by any notice to the contrary.

     Section 3.6 Access to List of Certificateholders’ Names and Addresses. If three or more Certificateholders (a) request such information in writing from the Certificate Registrar, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Servicer shall request such information in writing from the Certificate Registrar, then the Certificate Registrar shall, within ten Business Days after the receipt of such request, provide the Servicer or such Certificateholders at such recipients’ expense the most recent list of the Certificateholders held by the Certificate Registrar, if any. Every Certificateholder, by receiving and holding a Certificate, agree that neither the Owner Trustee nor the Certificate Registrar shall be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 3.7 Maintenance of Office or Agency. The Certificate Registrar, on behalf of the Trust, will maintain or cause to be maintained at its expense an office or offices or agency or agencies at DTC Transfer Agent Services, 55 Water Street, Jeanette Park Entrance, New York, NY 10041, where Certificates may be surrendered for registration of transfer or exchange. The Certificate Registrar will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

     Section 3.8 Appointment of Paying Agent. The Trust hereby appoints the Indenture Trustee as Paying Agent under this Agreement. The Paying Agent shall be entitled to the benefits, rights, immunities, indemnities and protections of the Indenture Trustee pursuant to the Indenture. The Paying Agent shall make distributions to the Certificateholders from the Payment Account pursuant to Section 5.2 hereof and Section 5.01 of the Sale and Servicing Agreement and shall report the amounts of such distributions to the Owner Trustee via the statement to holders on its website, located at https://www.tss.db.com/invr. The Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the distributions referred to above. In the event that the Indenture Trustee shall no longer be the Paying Agent hereunder, the Trust shall appoint a successor to act as Paying Agent (which shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities). The Trust shall cause such successor Paying Agent or any additional Paying Agent appointed by it to execute and deliver to the Trust an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trust that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders until such sums shall be paid to the Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee, and upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Owner Trustee. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

     Section 3.9 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, upon request of the Certificate Registrar, upon which it may fully rely, the Owner Trustee on behalf of the Trust shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, tenor and interest. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith (including the fees and expenses of the Certificate Registrar and its counsel). Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

ARTICLE IV ACTIONS BY OWNER TRUSTEE

     Section 4.1 Prior Notice to the Transferor and the Insurer with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action, and neither the Transferor nor the Insurer shall direct the Owner Trustee to take any action, unless (i) the Insurer has provided its written consent and (ii) at least 30 days before the taking of such action, the Owner Trustee shall have notified the Transferor in writing of the proposed action and neither the Transferor nor the Insurer shall have notified the Owner Trustee in writing prior to the 30th day after such notice is given that the Transferor has withheld consent or the Transferor or the Insurer has provided alternative direction:

          (a)      the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Mortgage Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Mortgage Loans);

          (b)      the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Act);

          (c)      the amendment or other change to this Agreement or any Transaction Document in circumstances where the consent of any Class A Noteholder or the Insurer is required;

          (d)      the amendment or other change to this Agreement or any Transaction Document in circumstances where the consent of any Class A Noteholder or the Insurer is not required and such amendment materially adversely affects the interest of the Transferor or any other Certificateholder;

          (e)      the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture;

          (f)      the consent to the calling or waiver of any default of any Transaction Document;

          (g)      the consent to the assignment by the Indenture Trustee or the Seller of their respective obligations under any Transaction Document;

          (h)      except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

          (i)      merge or consolidate the Trust with or into any other entity, or, except as contemplated by the Section 3.16 of the Indenture, convey or transfer all or substantially all of the Trust’s assets to any other entity;

          (j)      cause the Trust to incur, assume or guaranty any indebtedness other than the Class A Notes, as set forth in this Agreement;

          (k)      do any act that conflicts with any other Transaction Document;

          (l)      do any act which would make it impossible to carry on the ordinary business of the Trust;

          (m)      confess a judgment against the Trust;

          (n)      possess Trust assets, or assign the Trust’s right to property, for other than a Trust purpose; or

          (o)      change the Trust’s purpose and powers from those set forth in this Agreement.

     In addition, except as specifically contemplated by the Transaction Documents, the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses from its own funds, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other Person. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor or the Seller, and any of their respective affiliates. For accounting purposes, the Trust shall be treated as an entity separate and distinct from the Transferor. The pricing and other material terms of all transactions and agreements to which the Trust is a party shall be intrinsically fair to all parties thereto.

     The Owner Trustee shall not have the power, except upon the direction of the Transferor and with the consent of the Insurer (which consent shall not be unreasonably withheld), and to the extent otherwise consistent with the Transaction Documents, to (i) remove or replace the Servicer or the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust’s creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due, or (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a “Bankruptcy Action”). So long as the Indenture remains in effect, the Transferor shall not have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust.

     The Owner Trustee shall not have the power, except upon the written direction of the Transferor, to (a) remove the Administrator under the Administration Agreement pursuant to Section 9(c) thereof, or (b) appoint a successor Administrator pursuant to Section 9(e) of the Administration Agreement. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instruction of the Transferor.

     Section 4.2 [Reserved].

     Section 4.3 Action by Transferor with Respect to Bankruptcy. To the fullest extent permitted by applicable law, the Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the prior consent and approval of (i) the Insurer, and (ii) the Transferor; and the delivery to the Owner Trustee by the Transferor of a certificate certifying that such Transferor reasonably believes that the Trust is insolvent. The terms of this Section 4.3 shall survive for one year and one day following the termination of this Agreement

     Section 4.4 Restrictions on Transferor’s Power. The Transferor shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Transaction Documents or would be contrary to Section 2.3 hereof, nor shall the Owner Trustee be obligated to follow any such direction, if given.

ARTICLE V APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     Section 5.1 Establishment of Payment Account. The Trust hereby appoints the Indenture Trustee for the purpose of establishing and maintaining the Payment Account and making the distributions and payments therefrom to the Persons entitled thereto pursuant to Section 5.01 of the Sale and Servicing Agreement. The Trust shall cause the Indenture Trustee to establish and maintain with the Indenture Trustee for the benefit of the Trust one or more Eligible Accounts in accordance with the Indenture.

     Section 5.2 Application of Trust Funds.

     (a)      On each Payment Date, the Paying Agent shall make the distributions and payments set forth in Section 5.01 of the Sale and Servicing Agreement from amounts on deposit in the Payment Account and the Auction Proceeds Account.

     (b)      In the event that any withholding tax is imposed on the Trust’s payment (or allocations of income) to any Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.2. The Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholder sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Paying Agent from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to the Certificateholder shall be treated as cash distributed to the Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a Non-U.S. Person), the Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (b). In the event that the Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee and the Paying Agent shall reasonably cooperate with the Certificateholder in making such claim so long as the Certificateholder agrees to reimburse the Owner Trustee and the Paying Agent for any out-of-pocket expenses incurred.

     Section 5.3 [Reserved].

     Section 5.4 [Reserved].

     Section 5.5 Accounting and Reports to the Certificateholders, the Internal Revenue Service and Others. Upon written request of any Certificateholder, the Owner Trustee shall deliver to the Certificateholder such information, reports or statements in its possession as may be required by the Code and applicable Treasury Regulations and as may be required to enable the Certificateholder to prepare its respective federal and state income tax returns. Consistent with the Trust’s characterization for tax purposes as a security arrangement for the issuance of non-recourse debt, no federal income tax return shall be filed on behalf of the Trust unless either (a) the Trust or the Transferor shall receive an Opinion of Counsel based on a change in applicable law occurring after the date hereof that the Code requires such a filing, (b) there is more than one beneficial owner of the Certificates, or (c) the Internal Revenue Service shall determine that the Trust is required to file such a return. In the event that the Trust is required to file tax returns, the Bond Administrator, on behalf of the Trust, shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Mortgage Loans. The Bond Administrator, on behalf of the Trust, shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall file such returns with the appropriate tax authorities.

ARTICLE VI AUTHORITY AND DUTIES OF OWNER TRUSTEE

     Section 6.1 General Authority. The Owner Trustee is authorized and directed to execute and deliver or cause to be executed and delivered the Class A Notes, and the Transaction Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in Article III, in each case, in such form as the Owner Trustee shall approve, as evidenced conclusively by the Owner Trustee’s execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver the Class A Notes in an aggregate principal amount equal to $500,000,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Transaction Documents.

     Section 6.2 General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Transaction Documents to which it is a party and to administer the Trust in the interest of the Certificateholders, subject to the Transaction Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator or Bond Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Transaction Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator or the Bond Administrator to carry out their respective obligations under the Administration Agreement.

     Section 6.3 Action upon Instruction.

          (a)      Subject to Article IV herein and in accordance with the terms of the Transaction Documents, the Transferor or the Insurer (so long as no Insurer Default (as defined in the Sale and Servicing Agreement) exists) may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust.

          (b)      Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Transaction Document or is otherwise contrary to law.

          (c)      Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Transaction Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Transferor and the Insurer (so long as no Insurer Default exists) requesting instruction from the Transferor and the Insurer (so long as no Insurer Default exists) as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Transferor or the Insurer received, the Owner Trustee shall not be liable on account of such action to any Person. In the event the written instructions received from the Transferor and the Insurer are in conflict, preference shall be given to the instructions of the Insurer (so long as no Insurer Default exists and such instructions do not conflict with the limited purpose of the Trust). If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interest of the Certificateholders, and shall have no liability to any Person for such action or inaction.

          (d)      In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement provides no direction to the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Transferor and the Insurer requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received from the Insurer, or if there is an Insurer Default, the Transferor, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interest of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     Section 6.4 No Duties Except as Specified in this Agreement, the Transaction Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee or the Trust is a party, except as expressly provided by the terms of this Agreement, any Transaction Document to which the Owner Trustee is a party or in any written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at anytime or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any tax or Commission filing for the Trust or to record this Agreement or any Transaction Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Owner Trust Estate.

     Section 6.5 No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents or (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3 above.

     Section 6.6 Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 hereof or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust’s becoming taxable as a corporation for Federal income tax purposes or jeopardize the status of the Class A Notes as debt for all purposes. The Transferor shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.6.

ARTICLE VII CONCERNING THE OWNER TRUSTEE

     Section 7.1 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and subject to the terms and conditions of the Transaction Documents. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Transaction Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Transaction Document under any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 below expressly made by Wilmington Trust Company. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a)      the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

          (b)      the execution, delivery, authentication and performance by the Owner Trustee of this Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

          (c)      no provision of this Agreement or any Transaction Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Transaction Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d)      under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Class A Notes;

          (e)      the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or the Seller or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Transaction Documents, other than the execution and delivery of the Transferor Certificate, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Class A Noteholder or to any Certificateholders, other than as expressly provided for herein and in the Transaction Documents;

          (f)      the Owner Trustee shall not be liable for the default or misconduct of the Seller, the Depositor, the Indenture Trustee or the Servicer under any of the Transaction Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Transaction Documents that are required to be performed by the Indenture Trustee under the Indenture, the Servicer under the Sale and Servicing Agreement, the Administrator or the Bond Administrator under the Administration Agreement or the Certificate Registrar or any Paying Agent hereunder;

          (g)      the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Transaction Document, at the request, order or direction of the Transferor, unless such Transferor has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act; and

          (h)      The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Insurer, the Depositor or any Certificateholder to the extent such action or direction is permitted by the Transaction Documents.

     Section 7.2 Furnishing of Documents. The Owner Trustee shall furnish (a) to the Transferor promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents and (b) to Class A Noteholders and the Insurer promptly upon written request therefor, copies of the Sale and Servicing Agreement and this Agreement.

     Section 7.3 Representations and Warranties.

     Wilmington Trust Company hereby represents and warrants to the Depositor, for the benefit of the Certificateholders and the Insurer, that:

          (a)      It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

          (b)      It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement has been executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf;

          (c)      Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

          (d)      This Agreement has been duly authorized, executed and delivered by Wilmington Trust Company and constitutes a valid, legal and binding obligation of Wilmington Trust Company, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (e)      Wilmington Trust Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

          (f)      No litigation is pending or, to the best of Wilmington Trust Company’s knowledge, threatened against Wilmington Trust Company which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

     Section 7.4 Reliance; Advice of Counsel.

          (a)      The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officer of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b)      In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Transaction Document.

     Section 7.5 Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Transaction Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     Section 7.6 Owner Trustee Not Liable for the Certificates or the Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Transaction Document or of the Certificates (other than the signature of the Owner Trustee on the Certificates and as specified in Section 7.3 hereof) or the Class A Notes, or of the Mortgage Loans or any related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of the Mortgage Loans, or the perfection and priority of any security interest created by the Mortgage Loans or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to the Certificateholders under this Agreement or to the Class A Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of the Mortgage Loans; the validity of the assignment of the Mortgage Loans to the Trust; the completeness of the Mortgage Loans; the performance or enforcement of the Mortgage Loans; the compliance by the Depositor, the Seller or the Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation or any action of the Depositor, the Seller, the Indenture Trustee, the Administrator or the Servicer or any other party taken in the name of the Owner Trustee.

     Section 7.7 Owner Trustee May Own Certificates and the Class A Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of the Certificates or the Class A Notes and may deal with the Depositor, the Seller, the Seller, the Indenture Trustee, the Administrator and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

     Section 7.8 Licenses. Upon written request, the Owner Trustee shall cooperate with the Administrator in connection with the Administrator’s causing the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof; provided, however, that the Owner Trustee shall have no duty to obtain and maintain any such licenses.

ARTICLE VIII COMPENSATION OF OWNER TRUSTEE

     Section 8.1 Owner Trustee’s Fees and Expenses. Wilmington Trust Company shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Seller and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Seller for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

     Section 8.2 Indemnification. The Seller shall be liable as primary obligor for, and shall indemnify the Owner Trustee (including in its individual capacity) and its successors, assigns, agents, employees, officers, directors and servants (collectively, the “Indemnified Parties”) from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Transaction Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Seller shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.1 hereof. The indemnities contained in this Section 8.2 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 8.2, the Owner Trustee’s choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.

     Section 8.3 Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

ARTICLE IX TERMINATION OF TRUST AGREEMENT

     Section 9.1 Termination of Trust Agreement.

          (a)      This Agreement (other than Article VIII) and the Trust shall terminate pursuant to the Statutory Trust Act and be of no further force or effect upon the satisfaction and discharge of the Indenture pursuant to Section 4.1 of the Indenture and the termination of the Sale and Servicing Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of the Transferor shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Transferor’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b)      The Class A Notes and the Certificates shall be subject to an early redemption or termination at the option of the Servicer in the manner and subject to the provisions of Section 8.01 of the Sale and Servicing Agreement.

          (c)      Except as provided in Sections 9.1(a) and (b) above, none of the Depositor, the Insurer, the Administrator, or the Transferor shall be entitled to revoke or terminate the Trust.

          (d)      Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender the Certificates to the Paying Agent for payment of the final distributions and cancellation, shall be given by the Certificate Registrar to the Certificateholders mailed within five Business Days of receipt by the Certificate Registrar of notice of such termination pursuant to (a) or (b) above, which notice given by the Certificate Registrar shall state (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable and payments being made only upon submission of the Certificates at the office of the Paying Agent therein specified. The Certificate Registrar shall give such notice to the Owner Trustee and the Paying Agent at the time such notice is given to the Certificateholders. Upon presentation of such submission of a claim for and acknowledgment of final distribution under the Certificates, the Paying Agent shall cause to be distributed to the Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01 of the Sale and Servicing Agreement.

     In the event that any Certificateholder shall not have submitted its Certificate for cancellation within six months after the date specified in the above-mentioned written notice, the Certificate Registrar shall give a second written notice to the Certificateholder with respect thereto. If within one year after such second notice the Certificateholder shall not have submitted its Certificate for cancellation, the Certificate Registrar may take appropriate steps, or may appoint an agent to take appropriate steps, to contact such Certificateholder concerning the final distribution, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement.

     Upon the termination of the Trust pursuant to this Article IX, and upon the surrender of the Transferor Certificate, the Owner Trustee shall sell, assign and convey to the holder of the Transferor Interest or its designee, without recourse, representation or warranty, all right, title and interest of the Trust in the Trust Estate, whether then existing or thereafter created, all moneys due or to become due and all amounts received with respect thereto and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to Section 8.01(e) of the Sale and Servicing Agreement. The Owner Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the holder of the Transferor Interest to vest in the holder of the Transferor Interest or its designee all right, title and interest which the Trust had in the Trust Estate.

          (e)      Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the Statutory Trust Act.

ARTICLE X SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

     Section 10.1 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of the Statutory Trust Act; authorized to exercise corporate powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; having (or having a parent which has) a long-term rating of at least “A” (or its equivalent) by each of Standard & Poor’s and Moody’s (or as is otherwise acceptable to the Rating Agencies); and being acceptable to the Insurer. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

     Section 10.2 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Trust, the Indenture Trustee, the Rating Agencies, the Insurer, the Certificateholders, the Depositor and the Seller. Upon receiving such notice of resignation, the Seller shall promptly appoint a successor Owner Trustee with the consent of the Insurer, which consent shall not be unreasonably withheld, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or the Insurer may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 above and shall fail to resign after written request therefor by the

Seller, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Seller may, and, at the direction of the Insurer, shall, remove the Owner Trustee. If the Seller shall remove the Owner Trustee under the authority of the immediately preceding sentence, (i) the Seller shall promptly appoint a successor Owner Trustee acceptable to the Insurer by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and (ii) upon notice of such removal, the Seller shall pay all fees owed to the outgoing Owner Trustee.

     Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 10.2 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3, written approval by the Insurer and payment by the Seller of all fees and expenses owed to the outgoing Owner Trustee. The Indenture Trustee shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

     Section 10.3 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Indenture Trustee, the Insurer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee (if acceptable to the Insurer), without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Indenture Trustee and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

     No successor Owner Trustee shall accept appointment as provided in this Section 10.3 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1 above.

     Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 10.3, the Indenture Trustee shall mail notice of the successor of such Owner Trustee to the Seller, the Depositor, the Certificateholders, the Class A Noteholders, the Insurer and the Rating Agencies. If the Indenture Trustee fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall notify the Indenture Trustee. If the Indenture Trustee fails to mail such notice after notification by the successor Owner Trustee, the Owner Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

     Section 10.4 Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which either may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee, as the case may be, hereunder, provided such corporation shall be eligible pursuant to Section 10.1 above, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee, shall mail notice of such merger or consolidation to the Depositor, the Seller, the Indenture Trustee, the Certificateholders, the Rating Agencies and the Insurer.

     Section 10.5 Appointment of Co-Owner Trustee or Separate Owner Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, the Owner Trustee (with the consent of the Insurer, which consent shall not be unreasonably withheld) shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-owner trustee, jointly with the Owner Trustee, or separate owner trustee or separate owner trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Owner Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-owner trustee or separate trustee under this Section 10.5 shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.1 above and no notice of the appointment of any co-owner trustee or separate trustee shall be required pursuant to Section 10.3 above.

     Each separate trustee and co-owner trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

     (i)      all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate owner trustee or co-owner trustee jointly (it being understood that such separate owner trustee or co-owner trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-owner trustee but solely at the direction of the Owner Trustee;

     (ii)      no owner trustee under this Agreement shall be personally liable by reason of any act or omission of any other owner trustee under this Agreement; and

     (iii)      the Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-owner trustee.

     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate trustees and co-owner trustees, as if given to each of them. Every instrument appointing any separate owner trustee or co-owner trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article X. Each separate trustee and co-owner trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

     Any separate trustee or co-owner trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any owner trustee or co-owner trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE XI MISCELLANEOUS

     Section 11.1 Supplements and Amendments. This Agreement may be amended by the Depositor, the Seller, the Owner Trustee, the Certificate Registrar and the Paying Agent with prior written notice to the Rating Agencies and the Indenture Trustee and with the consent of the Insurer (which consent shall not be unreasonably withheld), but without the consent of any of the Class A Noteholders, the Certificateholders or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Class A Noteholders or the Certificateholders; provided, however, that such action shall not adversely affect in any material respect the interests of any Class A Noteholder, any Certificateholder or the Insurer. An amendment described above shall be deemed not to adversely affect in any material respect the interests of any Class A Noteholder, any Certificateholder or the Insurer if either (i) an Opinion of Counsel is obtained to such effect, or (ii) the party requesting the amendment satisfies the Rating Agency Condition (as defined in the Indenture) with respect to such amendment.

     This Agreement may also be amended from time to time by the Seller, the Depositor, the Certificate Registrar, the Paying Agent and the Owner Trustee, with the prior written consent of the Rating Agencies, the Insurer and the Indenture Trustee, the Class A Noteholders evidencing more than 50% of the Outstanding Amount in the Class A Notes and the Transferor, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Class A Noteholders or the Transferor; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Mortgage Loans or distributions that shall be required to be made for the benefit of the Class A Noteholders or the Certificateholders or (b) reduce the aforesaid Outstanding Amount required to consent to any such amendment, without the consent of the holders of all the outstanding Class A Notes and the Certificateholders. The Depositor shall join in any such amendment approved as provided in the preceding sentence so long as such amendment is not adverse to the interests of the Depositor.

     Promptly after the execution of any such amendment, the Owner Trustee shall furnish written notification of the substance of such amendment to the Indenture Trustee, the Insurer and each of the Rating Agencies.

     It shall not be necessary for the consent of the Certificateholders, the Class A Noteholders or the Indenture Trustee pursuant to this Section 11.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Transferor or the Certificateholders provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by the Transferor or the Certificateholders and the Class A Noteholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

     Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee and the Paying Agent shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to such execution and delivery have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s own rights, duties or immunities under this Agreement or otherwise.

     Section 11.2 No Legal Title to Owner Trust Estate in Transferor or Certificateholders. Neither the Transferor nor any other Certificateholder shall have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interests therein only in accordance with Articles V and IX herein. No transfer, by operation of law or otherwise, of any right, title, or interest of the Transferor to and in its Transferor Interest, or any other Certificateholder to and in its Certificate, shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

     Section 11.3 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Seller, the Trust, the Insurer, the Certificateholder, the Depositor and, to the extent expressly provided herein, the Indenture Trustee, the Insurer and the Class A Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     Section 11.4 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to: (i) in the case of the Seller or the Depositor, 155 North Lake Avenue, Pasadena, California 91101, Attention: Treasurer, (ii) in the case of the Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, (iii) in the case of the Transferor or any other Certificateholder, as set forth in the Certificate Register, and (iv) in the case of the Insurer, as set forth in the Insurance and Indemnity Agreement. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party.

     Section 11.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 11.6 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 11.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of the Seller, the Depositor, the Owner Trustee, the Insurer and its successors and each Certificateholder and their successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Certificateholder shall bind the successors and assigns of such Certificateholder.

     Section 11.8 No Petition. To the fullest extent permitted by applicable law, the Owner Trustee and the Seller, by entering into this Agreement, each Certificateholder, by accepting its Certificate, the Insurer, the Indenture Trustee and each Class A Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Seller, the Transferor, the Depositor or the Trust, or join in any institution against the Seller, the Transferor, the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy law.

     Section 11.9 [Reserved].

     Section 11.10 No Recourse. Each Certificateholder by accepting its Certificate acknowledges that such Certificate represents a beneficial interest in the assets of the Trust only and does not represent an interest in or an obligation of the Servicer, the Seller, the Administrator, the Depositor, the Owner Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Transferor Interest or the Transaction Documents.

     Section 11.11 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 11.12 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.13 [Reserved].

     Section Section 11.14 Third Party Beneficiary.

     The parties hereto acknowledge that the Insurer is an express third party beneficiary hereof entitled to enforce the provisions hereof as if it were actually a party hereto. Nothing in this Section 11.14 however shall be construed to mitigate in any way, the fiduciary responsibilities of the Owner Trustee to the beneficiaries of the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

WILMINGTON TRUST COMPANY, as Owner Trustee
By:	/s/ Janel R. Havrilla
	Name:	Janel R. Havrilla
	Title:	Financial Services Officer

INDYMAC ABS, INC., as Depositor
By:	/s/ Andy Sciandra
	Name:	Andy Sciandra
	Title:	Senior Vice President

INDYMAC BANK, F.S.B., as Seller
By:	/s/ Andy Sciandra
	Name:	Andy Sciandra
	Title:	Senior Vice President

S-1

Acknowledged and Agreed: DEUTSCHE BANK NATIONAL TRUST COMPANY, as Note Registrar and Paying Agent
By:	/s/ Brent Hoyler
	Name:	Brent Hoyler
	Title:	Associate

By:	/s/ John Ingham
	Name:	John Ingham
	Title:	Associate

S-2

EXHIBIT A

CERTIFICATE OF TRUST OF

INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1

     THIS Certificate of Trust of INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1 (the “Trust”), is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Statutory Trust Act (12 Del. Code, § 3801 et seq.) (the “Act”).

     1. Name. The name of the statutory trust formed hereby is INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1.

     2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration Department.

     IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of December 14, 2004.
By:
Name:
Title:

A-1

EXHIBIT B

TRANSFER CERTIFICATE

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration

Deutsche Bank National Trust Company
1761 East Saint Andrew Place
Santa Ana, California 92705-4934
Attn: Trust Administration—IN04H2

Re:	Amended and Restated Trust Agreement, dated as of December 22, 2004, among IndyMac Bank, F.S.B., as Seller, IndyMac ABS, Inc., as Depositor, Deutsche Bank National Trust Company, as Certificate Registrar and Paying Agent, and Wilmington Trust Company as Owner Trustee; IndyMac Residential Asset-Backed Trust, Series 2004-LH1, IndyMac Residential Asset-Backed Notes, Series 2004-LH1

Ladies and Gentlemen:

          The undersigned (the “Transferee”) has agreed to purchase from ___(the “Transferor”) the Transferor Interest:

          A. Rule 144A “Qualified Institutional Buyers” should complete this section

          I. The Transferee is (check one):

___	(i) An insurance company, as defined in Section 2(13) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (iii) a business development company as defined in Section 2(a)(48) of the Securities Act, (iv) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (v) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, (vi) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (vii) a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, (viii) an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation (other than a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution referenced in Section 3(a)(2) of the Securities Act or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; or (ix) an investment advisor registered under the Investment Advisors Act of 1940, which, for each of (i) through (ix), owns and invests on a discretionary basis at least $100 million in securities other than securities of issuers affiliated with the Transferee, securities issued or guaranteed by the United States or a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, bank deposit notes and certificates of deposit, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement, and currency, interest rate and commodity swaps (collectively, “Excluded Securities”);

___	a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that in the aggregate owns and invests on a discretionary basis at least $10 million of securities other than Excluded Securities and securities constituting the whole or part of an unsold allotment to, or subscription by, Transferee as a participant in a public offering;

___	an investment company registered under the Investment Company Act that is part of a family of investment companies (as defined in Rule 144A of the Securities and Exchange Commission) which own in the aggregate at least $100 million in securities other than Excluded Securities and securities of issuers that are part of such family of investment companies;

___	an entity, all of the equity owners of which are entities described in this Paragraph A(I);

___	a bank as defined in Section 3(a)(2) of the Securities Act, any savings and loan association or other institution as referenced in Section 3(a)(5)(A) of the Securities Act, or any foreign bank or savings and loan association or equivalent institution that in the aggregate owns and invests on a discretionary basis at least $100 million in securities other than Excluded Securities and has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than (i) 16 months preceding the date of transfer of the Transferor Interest to the Transferee in the case of a U.S. Bank National Association, and (ii) not more than 18 months preceding such date in the case of a foreign bank or savings association or equivalent institution.

          II. The Transferee is acquiring such Transferor Interest solely for its own account, for the account of one or more others, all of which are “Qualified Institutional Buyers” within the meaning of Rule 144A, or in its capacity as a dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a “Qualified Institutional Buyer”. The Transferee is not acquiring such Transferor Interest with a view to or for the resale, distribution, subdivision or fractionalization thereof which would require registration of the Transferor Interest under the Securities Act.

          B. “Accredited Investors” should complete this Section

          I. The Transferee is (check one):

___	a bank within the meaning of Section 3(a)(2) of the Securities Act;

___	a savings and loan association or other institution defined in Section 3(a)(5) of the Securities Act;

___	a broker or dealer registered pursuant to the Exchange Act;

___	an insurance company within the meaning of Section 2(13) of the Securities Act;

___	an investment company registered under the Investment Company Act;

___	an employee benefit plan within the meaning of Title I of ERISA, which has total assets in excess of $5,000,000;

___	another entity which is an “accredited investor” within the meaning of paragraph (fill in) of subsection (a) of Rule 501 of the Securities and Exchange Commission.

          II. The Transferee is acquiring such Transferor Interest solely for its own account, for investment, and not with a view to or for the resale, distribution, subdivision or fractionalization thereof which would require registration of the Transferor Interest under the Securities Act.

          C. If the Transferee is unable to complete one of paragraph A(I) or paragraph B(I) above, the Transferee must furnish an opinion in form and substance satisfactory to the Indenture Trustee of counsel satisfactory to the Indenture Trustee to the effect that such purchase will not violate any applicable federal or state securities laws.

          D. The Transferee represents that it is not (A) an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to the provisions of Title I of ERISA, or (B) a “plan” described in Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a “Plan”) or (C) any entity whose underlying assets include plan assets by reason of a Plan’s investment in the entity and is not directly or indirectly purchasing such Transferor Interest on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan.

               (iii)      the Transferee is an “accredited investor” as defined in Rule 501(a) of Regulation D pursuant to the Securities Act.

Very truly yours,
[NAME OF PURCHASER]

By: ___________________________________________

Title: __________________________________________

Dated:

THE FOREGOING IS ACKNOWLEDGED THIS ____ DAY OF __________, 20__.

[NAME OF SELLER]
By:
Title:

EXHIBIT C

FORM OF TRANSFEROR CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 AND THE SECURITIES LAWS OF ANY STATE OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH SECTION 3.4 OF THE INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1, TRUST AGREEMENT.

Neither this certificate nor any interest in it may be transferred unless the transferee delivers to the Owner Trustee a representation letter to the effect that the transferee is not an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) whether or not subject to the provisions of Title I of ERISA, a plan described in Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a “Plan”) or any entity whose underlying assets include plan assets by reason of a Plan’s investment in the entity and is not directly or indirectly purchasing such Transferor Interest on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan. Notwithstanding anything else to the contrary herein, any purported transfer of this certificate to or on behalf of a Plan without the representation letter satisfactory to the Owner Trustee as described above shall be void.

THIS TRANSFEROR CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

Closing Date	: December 22, 2004
Percentage of Transferor Interest	: 100%
Certificate No.	: OTC-1
First Payment Date	: January 27, 2005

INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1

Transferor Certificate
evidencing a percentage interest in the Transferor Interest
evidencing an undivided beneficial interest in the assets of a trust consisting primarily of a class of asset-backed securities
secured by a pool of home equity line of credit loans and residential lot loans sold by
IndyMac Bank, F.S.B.

     This Transferor Certificate does not represent an obligation of or interest in IndyMac ABS, Inc., (the “Depositor”), IndyMac Bank, F.S.B. (the “Seller”) or Wilmington Trust Company (the “Owner Trustee”) or any of their affiliates. Neither this Transferor Certificate nor the underlying Owner Trust Estate is guaranteed or insured by any governmental agency or instrumentality.

     This certifies that [___] is the registered owner of the Transferor Interest evidenced by this Transferor Certificate in the entire interest in the IndyMac Residential Asset-Backed Trust, Series 2004-LH1, consisting primarily of certain mortgage loans (the “Mortgage Loans”) transferred by the Depositor not represented by the Class B Certificates and the Class O Certificates. The IndyMac Residential Asset-Backed Trust, Series 2004-LH1 was created pursuant to a Trust Agreement, dated as of December 1, 2004 among the Seller, the Depositor and the Owner Trustee, as amended and restated by an Amended and Restated Trust Agreement, dated as of December 22, 2004 (the “Agreement”), a summary of some of the pertinent provisions of which follows. Capitalized terms used in this Transferor Certificate without definition have the meanings assigned in the Agreement. This Transferor Certificate is issued under and is subject to the Agreement. The holder of this Transferor Certificate by virtue of the acceptance of it agrees to be bound by the Agreement.

     This Transferor Certificate evidences the Transferor Interest from the duly authorized issue of the Transferor Certificate designated as IndyMac Residential Asset-Backed Trust, Series 2004-LH1 Transferor Interest, representing, to the extent specified in the Agreement, an undivided interest in (i) the Mortgage Loans and all distributions thereon after the Closing Date; (ii) such other assets as shall from time to time be identified as on deposit in the Payment Account, the Auction Proceeds Account and the Revolving Period Funding Account in accordance with this Agreement; (iii) the Depositor’s rights under the Mortgage Loan Purchase Agreement; (iv) any proceeds of any of the foregoing (i) through (iii); and (v) all other assets included or to be included in the Trust for the benefit of Class A Noteholders and the Insurer (collectively, the “Trust Estate”).

     A first priority security interest in all the Trust Estate has been granted to the Indenture Trustee under the Indenture.

     The Transferor, by its acceptance of this Transferor Certificate, agrees that it will look solely to the funds available under the Agreement for payment of this Transferor Certificate and that the Owner Trustee in its individual capacity is not personally liable to the Transferor for any amount payable under this Transferor Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Transferor Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights, and limitations of rights and obligations evidenced by this Transferor Certificate, and the rights and obligations of the Owner Trustee.

     The Agreement may be amended by the Depositor, the Seller, the Certificate Registrar, the Paying Agent and the Owner Trustee with prior written notice to the Rating Agencies and the Indenture Trustee and with the consent of the Insurer (which consent shall not be unreasonably withheld), but without the consent of any of the Class A Noteholders, the Transferor or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Class A Noteholders or the Transferor; provided, however, that such action shall not adversely affect in any material respect the interests of any Class A Noteholder, the Transferor or the Insurer. The Agreement may also be amended from time to time by the Seller, the Depositor, the Certificate Registrar, the Paying Agent and the Owner Trustee, with the prior written consent of the Rating Agencies, the Insurer and the Indenture Trustee, the Class A Noteholders evidencing more than 50% of the Outstanding Amount in the Class A Notes and more than 50% of the Percentage Interests of each Class of Certificates and the Transferor, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Class A Noteholders, the Certificateholders or the Transferor, subject to the limitations set forth in the Agreement.

     Neither this Transferor Certificate nor any legal or beneficial interest in it may be, directly or indirectly, purchased, transferred, sold, pledged, assigned, or otherwise disposed of, and any proposed transferee of this Transferor Certificate shall not become its registered holder, unless the conditions in Section 3.4 of the Agreement are satisfied.

     No service charge shall be made for the registration of transfer or exchange of this Transferor Certificate, but the Owner Trustee and the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of this Transferor Certificate.

     In connection with any transfer of this Transferor Certificate, the holder transferring this Transferor Certificate shall indemnify the Trust against any liability that may result if the transfer is not so exempt or is not made in accordance with any federal and state laws.

     The Owner Trustee, the Certificate Registrar, and any Paying Agent will treat the person in whose name this Transferor Certificate is registered in the Certificate Register as its owner for the purpose of receiving distributions pursuant to Section 5.2 of the Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, and any Paying Agent shall be bound by any notice to the contrary.

     The obligations created by the Agreement will terminate and this Transferor Certificate will be retired and the Trust will be dissolved when the final distribution from the Trust Estate is made resulting in the Trust having no further assets.

     Unless the certificate of authentication on this Transferor Certificate has been executed by the Certificate Registrar by manual signature, this Transferor Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

Dated: December 22, 2004

INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:

Certificate of Authentication:
This is the Transferor Certificate
referenced in the within-mentioned Agreement.
DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity but solely as Certificate Registrar

By:	Authorized Officer

EXHIBIT D-1

FORM OF CLASS B-1 CERTIFICATE

THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED TO CERTAIN DISTRIBUTIONS AS PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN A SALE AND SERVICING AGREEMENT DATED AS OF DECEMBER 1, 2004 (THE “SALE AND SERVICING AGREEMENT”), AMONG INDYMAC ABS, INC., INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1, INDYMAC BANK, F.S.B. AND DEUTSCHE BANK NATIONAL TRUST COMPANY, AS INDENTURE TRUSTEE.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS CERTIFICATE THE HOLDER OF THIS CERTIFICATE IS DEEMED TO REPRESENT TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR THAT IT IS (A) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING SUCH CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS), (B) AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT, OR (C) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE BY ANY PERSON UNLESS SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS (A) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (B) AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT, OR (C) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE 1940 ACT AND (D) AND IS MADE UNDER EXEMPTION FROM OR OTHERWISE IN COMPLIANCE WITH STATE SECURITIES LAWS.

D-1-1

EACH PURCHASER OF A CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS NOT (A) AN “EMPLOYEE BENEFIT PLAN” WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHETHER OR NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, OR (B) A “PLAN” DESCRIBED IN SECTION 4975(E)(1) OF THE CODE (ANY SUCH PLAN OR EMPLOYEE BENEFIT PLAN, A “PLAN”) OR (C) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY AND IS NOT DIRECTLY OR INDIRECTLY PURCHASING SUCH CERTIFICATE INTEREST ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN.

D-1-2

Certificate No.	: 1

Cut-off Date	: December 1, 2004

First Distribution Date	: January 27, 2005

Initial Certificate Principal Balance of this Certificate (“Denomination”)	: $___

Original Class Certificate Principal Balance of this Class	: $___

Pass-Through Rate	: ___

CUSIP	: 456606 GM 8

Class	: B-1

Assumed Maturity Date	: ___

D-1-3

INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1

CLASS B-1 CERTIFICATES

evidencing a Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of Mortgage Loans transferred by

INDYMAC ABS, INC., as Depositor

     Principal and interest in respect of this Certificate is distributable as set forth in the Agreement. Accordingly, the Certificate Principal Balance of this Class B-1 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class B-1 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Seller, the Depositor or the Owner Trustee or any of their respective affiliates.

     This certifies that [___] is the registered owner of the Percentage Interest evidenced by this Class B-1 Certificate (obtained by dividing the denomination of this Class B-1 Certificate by the Original Class B-1 Certificate Principal Balance) in certain distributions with respect to a Trust consisting primarily of the Mortgage Loans sold by IndyMac ABS, Inc., as Depositor (the “Depositor”). The Trust was created pursuant to a Trust Agreement, dated as of December 14, 2004 among the Seller, the Depositor and the Owner Trustee, as amended and restated by an Amended and Restated Trust Agreement, dated as of December 22, 2004 (the “Agreement”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement or, if not defined therein, in the Sale and Servicing Agreement. This Class B-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B-1 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Reference is hereby made to the further provisions of this Class B-1 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Class B-1 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Certificate Registrar.

D-1-4

     IN WITNESS WHEREOF, the Owner Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated: December 22, 2004

INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:

This is one of the Certificates
referenced in the within-mentioned Agreement.
DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity but solely as Certificate Registrar

By:	Name: Title:

D-1-5

[Reverse]

INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1

     This Certificate is one of a duly authorized issue of Certificates designated as IndyMac Residential Asset-Backed Trust, Series 2004-LH1, Class B-1 Certificates (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement. The Certificates do not constitute obligations of or interests in the Depositor, the Seller, the Owner Trustee or any of their respective Affiliates.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Payment Account for payment hereunder and that the Owner Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. Amounts payable under this Certificate or the Agreement are not insured or guaranteed by any governmental agency or instrumentality or by any other Person.

     This Certificate does not purport to summarize the Agreement or the Sale and Servicing Agreement and reference is made to the Agreement and the Sale and Servicing Agreement, as appropriate, for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Owner Trustee.

     Pursuant to the terms of the Sale and Servicing Agreement, a distribution will be made on the 27th day of each month or, if such 27th day is not a Business Day then the first Business Day following such 27th day (the “Payment Date”), commencing on the first Payment Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date with respect to a Book-Entry Certificate and at the last day of the calendar month preceding the month in which the related Payment Date occurs, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Payment Date pursuant to the Agreement.

     Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the written request of a Certificateholder delivered to the Indenture Trustee at least five Business Days prior to such Record Date, by wire transfer or otherwise, as set forth in the Sale and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Indenture Trustee specified in the notice to Certificateholders of such final distribution.

     The Agreement may be amended by the Depositor, the Seller, the Certificate Registrar, the Paying Agent and the Owner Trustee with prior written notice to the Rating Agencies and the Indenture Trustee and with the consent of the Insurer (which consent shall not be unreasonably withheld), but without the consent of any of the Class A Noteholders, the Certificateholders or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in the Agreement or for the purpose of adding any provisions to or changing in any manner or

D-1-6

eliminating any of the provisions in the Agreement or of modifying in any manner the rights of the Class A Noteholders or the Certificateholders; provided, however, that such action shall not adversely affect in any material respect the interests of any Class A Noteholder, any Certificateholder or the Insurer. The Agreement may also be amended from time to time by the Seller, the Depositor, the Certificate Registrar, the Paying Agent and the Owner Trustee, with the prior written consent of the Rating Agencies, the Insurer and the Indenture Trustee, the Class A Noteholders evidencing more than 50% of the Outstanding Amount in the Class A Notes and the Transferor, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Class A Noteholders or the Transferor, subject to the limitations set forth in the Agreement.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

     The Certificates are issuable without coupons and will be registered and denominated as specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee and the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Servicer, the Seller, the Depositor, the Certificate Registrar, the Owner Trustee and any agent thereof may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicer, the Seller, the Depositor, the Certificate Registrar, the Owner Trustee or any agent shall be affected by any notice to the contrary.

     No transfer, sale, pledge or other disposition of this Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws or is made in accordance with the Securities Act and applicable state securities laws. No sale, pledge or other transfer of this Certificate may be made by any person unless such sale, pledge or other transfer is made to a person who the transferor reasonably believes after dues inquiry is (A) a “Qualified Institutional Buyer” (as defined in Rule 144A under the Securities Act), acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Qualified Institutional Buyers) to whom notice is given that the sale, pledge or transfer is being made in reliance on Rule 144A, (B) an “Accredited Investor” as defined in Rule 501(a) under the Securities Act, or (C) a person involved in the organization or operation of the Trust or an affiliate of such person within the meaning of Rule 3a-7 of the Investment Company Act of

D-1-7

1940, as amended and (D) is made under exemption from or otherwise in compliance with state securities laws. The Holder of this Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Servicer will have the right to purchase all of the Mortgage Loans and REO Properties and thereby effect the early retirement of the Certificates, on the next succeeding Payment Date on which the Class A Note Principal Balance is equal to or less than 10% of the Original Class A Certificate Note Balance. The price paid upon any purchase described in the preceding sentence shall be the price described in Section 8.01(a) the Sale and Servicing Agreement.

     This Certificate shall be construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     The recitals contained herein shall not be taken as statements of the Owner Trustee and Certificate Registrar and the Owner Trustee and Certificate Registrar assume no responsibility therefor.

D-1-8

ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

__________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

__________________________________________________________________________________________________________________________

Dated: _____________

_____________________________________ Signature by or on behalf of assignor
_____________________________________ Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

D-1-9

PAYMENT INSTRUCTIONS

     The assignee should include the following for purposes of payment:

Payments shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________ for the account of _____________________________________________________, or, if mailed by check, to _________________________________________________________________.
Applicable statements should be mailed to __________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________

     This information is provided by ___________________________________________________________________________________________________, the assignee named above, or _____________________________________________________________________, as its agent.

D-1-10

EXHIBIT D-2

FORM OF CLASS B-2 CERTIFICATE

THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED TO CERTAIN DISTRIBUTIONS AS PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN A SALE AND SERVICING AGREEMENT DATED AS OF DECEMBER 1, 2004 (THE “SALE AND SERVICING AGREEMENT”), AMONG INDYMAC ABS, INC., INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1, INDYMAC BANK, F.S.B. AND DEUTSCHE BANK NATIONAL TRUST COMPANY, AS INDENTURE TRUSTEE.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS CERTIFICATE THE HOLDER OF THIS CERTIFICATE IS DEEMED TO REPRESENT TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR THAT IT IS (A) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING SUCH CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS), (B) AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT, OR (C) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE BY ANY PERSON UNLESS SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS (A) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (B) AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT, OR (C) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE 1940 ACT AND (D) AND IS MADE UNDER EXEMPTION FROM OR OTHERWISE IN COMPLIANCE WITH STATE SECURITIES LAWS.

D-2-1

EACH PURCHASER OF A CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS NOT (A) AN “EMPLOYEE BENEFIT PLAN” WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHETHER OR NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, OR (B) A “PLAN” DESCRIBED IN SECTION 4975(E)(1) OF THE CODE (ANY SUCH PLAN OR EMPLOYEE BENEFIT PLAN, A “PLAN”) OR (C) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY AND IS NOT DIRECTLY OR INDIRECTLY PURCHASING SUCH CERTIFICATE INTEREST ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN.

D-2-2

Certificate No.	:	1

Cut-off Date	:	December 1, 2004

First Distribution Date	:	January 27, 2005

Initial Certificate Principal Balance of this Certificate (“Denomination”)	:	$____________

Original Class Certificate Principal Balance of this Class	:	$____________

Pass-Through Rate	:	____________

CUSIP	:	456606 GN 6

Class	:	B-2

Assumed Maturity Date	:	____________

D-2-3

INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1

CLASS B-2 CERTIFICATES

evidencing a Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of Mortgage Loans transferred by

INDYMAC ABS, INC., as Depositor

     Principal and interest in respect of this Certificate is distributable as set forth in the Agreement. Accordingly, the Certificate Principal Balance of this Class B-2 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class B-2 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Seller, the Depositor or the Owner Trustee or any of their respective affiliates.

     This certifies that [_______________] is the registered owner of the Percentage Interest evidenced by this Class B-2 Certificate (obtained by dividing the denomination of this Class B-2 Certificate by the Original Class B-2 Certificate Principal Balance) in certain distributions with respect to a Trust consisting primarily of the Mortgage Loans sold by IndyMac ABS, Inc., as Depositor (the “Depositor”). The Trust was created pursuant to a Trust Agreement, dated as of December 14, 2004 among the Seller, the Depositor and the Owner Trustee, as amended and restated by an Amended and Restated Trust Agreement, dated as of December 22, 2004 (the “Agreement”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement or, if not defined therein, in the Sale and Servicing Agreement. This Class B-2 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B-2 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Reference is hereby made to the further provisions of this Class B-2 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Class B-2 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Certificate Registrar.

D-2-4

     IN WITNESS WHEREOF, the Owner Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated: December 22, 2004

INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1
By:	WILMINGTON TRUST COMPANY
not in its individual capacity, but solely as
Owner Trustee

By:
Name:
Title:

This is one of the Certificates
referenced in the within-mentioned Agreement.
DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity but solely as Certificate Registrar

By:

Name:
Title:

D-2-5

[Reverse]

INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1

     This Certificate is one of a duly authorized issue of Certificates designated as IndyMac Residential Asset-Backed Trust, Series 2004-LH1, Class B-2 Certificates (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement. The Certificates do not constitute obligations of or interests in the Depositor, the Seller, the Owner Trustee or any of their respective Affiliates.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Payment Account for payment hereunder and that the Owner Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. Amounts payable under this Certificate or the Agreement are not insured or guaranteed by any governmental agency or instrumentality or by any other Person.

     This Certificate does not purport to summarize the Agreement or the Sale and Servicing Agreement and reference is made to the Agreement and the Sale and Servicing Agreement, as appropriate, for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Owner Trustee.

     Pursuant to the terms of the Sale and Servicing Agreement, a distribution will be made on the 27th day of each month or, if such 27th day is not a Business Day then the first Business Day following such 27th day (the “Payment Date”), commencing on the first Payment Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date with respect to a Book-Entry Certificate and at the last day of the calendar month preceding the month in which the related Payment Date occurs, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Payment Date pursuant to the Agreement.

     Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the written request of a Certificateholder delivered to the Indenture Trustee at least five Business Days prior to such Record Date, by wire transfer or otherwise, as set forth in the Sale and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Indenture Trustee specified in the notice to Certificateholders of such final distribution.

     The Agreement may be amended by the Depositor, the Seller, the Certificate Registrar, the Paying Agent and the Owner Trustee with prior written notice to the Rating Agencies and the Indenture Trustee and with the consent of the Insurer (which consent shall not be unreasonably withheld), but without the consent of any of the Class A Noteholders, the Certificateholders or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in the Agreement or for the purpose of adding any provisions to or changing in any manner or

D-2-6

eliminating any of the provisions in the Agreement or of modifying in any manner the rights of the Class A Noteholders or the Certificateholders; provided, however, that such action shall not adversely affect in any material respect the interests of any Class A Noteholder, any Certificateholder or the Insurer. The Agreement may also be amended from time to time by the Seller, the Depositor, the Certificate Registrar, the Paying Agent and the Owner Trustee, with the prior written consent of the Rating Agencies, the Insurer and the Indenture Trustee, the Class A Noteholders evidencing more than 50% of the Outstanding Amount in the Class A Notes and the Transferor, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Class A Noteholders or the Transferor, subject to the limitations set forth in the Agreement.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

     The Certificates are issuable without coupons and will be registered and denominated as specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee and the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Servicer, the Seller, the Depositor, the Certificate Registrar, the Owner Trustee and any agent thereof may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicer, the Seller, the Depositor, the Certificate Registrar, the Owner Trustee or any agent shall be affected by any notice to the contrary.

     No transfer, sale, pledge or other disposition of this Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws or is made in accordance with the Securities Act and applicable state securities laws. No sale, pledge or other transfer of this Certificate may be made by any person unless such sale, pledge or other transfer is made to a person who the transferor reasonably believes after dues inquiry is (A) a “Qualified Institutional Buyer” (as defined in Rule 144A under the Securities Act), acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Qualified Institutional Buyers) to whom notice is given that the sale, pledge or transfer is being made in reliance on Rule 144A, (B) an “Accredited Investor” as defined in Rule 501(a) under the Securities Act, or (C) a person involved in the organization or operation of the Trust or an affiliate of such person within the meaning of Rule 3a-7 of the Investment Company Act of

D-2-7

1940, as amended and (D) is made under exemption from or otherwise in compliance with state securities laws. The Holder of this Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Servicer will have the right to purchase all of the Mortgage Loans and REO Properties and thereby effect the early retirement of the Certificates, on the next succeeding Payment Date on which the Class A Note Principal Balance is equal to or less than 10% of the Original Class A Certificate Note Balance. The price paid upon any purchase described in the preceding sentence shall be the price described in Section 8.01(a) the Sale and Servicing Agreement.

     This Certificate shall be construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     The recitals contained herein shall not be taken as statements of the Owner Trustee and Certificate Registrar and the Owner Trustee and Certificate Registrar assume no responsibility therefor.

D-2-8

ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated: _________

Signature by or on behalf of assignor

Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

D-2-9

PAYMENT INSTRUCTIONS

     The assignee should include the following for purposes of payment:
Payments shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________ for the account of _____________________________________________________, or, if mailed by check, to _________________________________________________________________.
Applicable statements should be mailed to __________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________

     This information is provided by ___________________________________________________________________________________________________, the assignee named above, or _____________________________________________________________________, as its agent.

D-2-10

EXHIBIT E

FORM OF CLASS O CERTIFICATE

THIS CERTIFICATE IS NOT ENTITLED TO SCHEDULED DISTRIBUTIONS OF PRINCIPAL AND WILL NOT ACCRUE INTEREST. THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED TO CERTAIN DISTRIBUTIONS AS PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN A SALE AND SERVICING AGREEMENT DATED AS OF DECEMBER 1, 2004 (THE “SALE AND SERVICING AGREEMENT”), AMONG INDYMAC ABS, INC., INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1, INDYMAC BANK, F.S.B. AND DEUTSCHE BANK NATIONAL TRUST COMPANY, AS INDENTURE TRUSTEE.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS CERTIFICATE THE HOLDER OF THIS CERTIFICATE IS DEEMED TO REPRESENT TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR THAT IT IS (A) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING SUCH CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS), (B) AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT, OR (C) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE BY ANY PERSON UNLESS SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS (A) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (B) AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT, OR (C) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE 1940 ACT AND (D) AND IS MADE UNDER EXEMPTION FROM OR OTHERWISE IN COMPLIANCE WITH STATE SECURITIES LAWS.

EACH PURCHASER OF A CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS NOT (A) AN “EMPLOYEE BENEFIT PLAN” WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHETHER OR NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, OR (B) A “PLAN” DESCRIBED IN SECTION 4975(E)(1) OF THE CODE (ANY SUCH PLAN OR EMPLOYEE BENEFIT PLAN, A “PLAN”) OR (C) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY AND IS NOT DIRECTLY OR INDIRECTLY PURCHASING SUCH CERTIFICATE INTEREST ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN.

Certificate No.	:	1

Cut-off Date	:	December 1, 2004

First Distribution Date	:	January 27, 2005

Percentage Interest	:	_________

CUSIP	:	456606 GL 0

Class	:	O

Assumed Maturity Date	:	_________

INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1

CLASS O CERTIFICATES

evidencing a Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of Mortgage Loans transferred by

INDYMAC ABS, INC., as Depositor

     Principal in respect of this Certificate is distributable as set forth in the Agreement. This Class O Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Seller, the Depositor or the Owner Trustee or any of their respective affiliates. The Class O Certificates are not entitled to scheduled distributions of principal and will not accrue interest.

     This certifies that [____________] is the registered owner of the Percentage Interest evidenced by this Class O Certificate in certain distributions with respect to a Trust consisting primarily of the Mortgage Loans sold by IndyMac ABS, Inc., as Depositor (the “Depositor”). The Trust was created pursuant to a Trust Agreement, dated as of December 14, 2004 among the Seller, the Depositor and the Owner Trustee, as amended and restated by an Amended and Restated Trust Agreement, dated as of December 22, 2004 (the “Agreement”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement or, if not defined therein, in the Sale and Servicing Agreement. This Class O Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class O Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Reference is hereby made to the further provisions of this Class O Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Class O Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Certificate Registrar.

     IN WITNESS WHEREOF, the Owner Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated: December 22, 2004

INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1
By:	WILMINGTON TRUST COMPANY
not in its individual capacity, but solely as
Owner Trustee

By:
Name:
Title:

This is one of the Certificates
referenced in the within-mentioned Agreement.
DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity but solely as Certificate Registrar

By:

Name:
Title:

[Reverse]

INDYMAC RESIDENTIAL ASSET-BACKED TRUST, SERIES 2004-LH1

     This Certificate is one of a duly authorized issue of Certificates designated as IndyMac Residential Asset-Backed Trust, Series 2004-LH1, Class O Certificates (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement. The Certificates do not constitute obligations of or interests in the Depositor, the Seller, the Owner Trustee or any of their respective Affiliates.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Payment Account for payment hereunder and that the Owner Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. Amounts payable under this Certificate or the Agreement are not insured or guaranteed by any governmental agency or instrumentality or by any other Person.

     This Certificate does not purport to summarize the Agreement or the Sale and Servicing Agreement and reference is made to the Agreement and the Sale and Servicing Agreement, as appropriate, for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Owner Trustee.

     Pursuant to the terms of the Sale and Servicing Agreement, a distribution will be made on the 27th day of each month or, if such 27th day is not a Business Day then the first Business Day following such 27th day (the “Payment Date”), commencing on the first Payment Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date with respect to a Book-Entry Certificate and at the last day of the calendar month preceding the month in which the related Payment Date occurs, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Payment Date pursuant to the Agreement.

     Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the written request of a Certificateholder delivered to the Indenture Trustee at least five Business Days prior to such Record Date, by wire transfer or otherwise, as set forth in the Sale and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Indenture Trustee specified in the notice to Certificateholders of such final distribution.

     The Agreement may be amended by the Depositor, the Seller, the Certificate Registrar, the Paying Agent and the Owner Trustee with prior written notice to the Rating Agencies and the Indenture Trustee and with the consent of the Insurer (which consent shall not be unreasonably withheld), but without the consent of any of the Class A Noteholders, the Certificateholders or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in the Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the Agreement or of modifying in any manner the rights of the Class A Noteholders or the Certificateholders; provided, however, that such action shall not adversely affect in any material respect the interests of any Class A Noteholder, any Certificateholder or the Insurer. The Agreement may also be amended from time to time by the Seller, the Depositor, the Certificate Registrar, the Paying Agent and the Owner Trustee, with the prior written consent of the Rating Agencies, the Insurer and the Indenture Trustee, the Class A Noteholders evidencing more than 50% of the Outstanding Amount in the Class A Notes and the Transferor, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Class A Noteholders or the Transferor, subject to the limitations set forth in the Agreement.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

     The Certificates are issuable without coupons and will be registered and denominated as specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee and the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Servicer, the Seller, the Depositor, the Certificate Registrar, the Owner Trustee and any agent thereof may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicer, the Seller, the Depositor, the Certificate Registrar, the Owner Trustee or any agent shall be affected by any notice to the contrary.

     No transfer, sale, pledge or other disposition of this Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws or is made in accordance with the Securities Act and applicable state securities laws. No sale, pledge or other transfer of this Certificate may be made by any person unless such sale, pledge or other transfer is made to a person who the transferor reasonably believes after dues inquiry is (A) a “Qualified Institutional Buyer” (as defined in Rule 144A under the Securities Act), acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Qualified Institutional Buyers) to whom notice is given that the sale, pledge or transfer is being made in reliance on Rule 144A, (B) an “Accredited Investor” as defined in Rule 501(a) under the Securities Act, or (C) a person involved in the organization or operation of the Trust or an affiliate of such person within the meaning of Rule 3a-7 of the Investment Company Act of

1940, as amended and (D) is made under exemption from or otherwise in compliance with state securities laws. The Holder of this Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Servicer will have the right to purchase all of the Mortgage Loans and REO Properties and thereby effect the early retirement of the Certificates, on the next succeeding Payment Date on which the Class A Note Principal Balance is equal to or less than 10% of the Original Class A Certificate Note Balance. The price paid upon any purchase described in the preceding sentence shall be the price described in Section 8.01(a) the Sale and Servicing Agreement.

     This Certificate shall be construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     The recitals contained herein shall not be taken as statements of the Owner Trustee and Certificate Registrar and the Owner Trustee and Certificate Registrar assume no responsibility therefor.

ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated: ____________

Signature by or on behalf of assignor

Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

PAYMENT INSTRUCTIONS

The assignee should include the following for purposes of payment:

Payments shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________________________________________________ ___________________________________________________________________________________________________ for the account of __________________________________________________________________________________________, account number ____________________ or, if mailed by check, to __________________________________________________ ______________________________________________________________________________________________________. Applicable statements should be mailed to _____________________________________________________________________ ______________________________________________________________________________________________________

     This information is provided by ___________________________________________________________________________, the assignee named above, or _____________________________________________________________________, as its agent.